Provident Financial Holdings, Inc.

First Quarter of Fiscal 2013

September 30, 2012

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$14.21
52-Week Range:	$8.38 - $14.25
Shares Outstanding:	10,690,585 shares
Market Capitalization:	$151.9 million
P/E (ttm):	9.60x
EPS (ttm):	$1.48
Annual Dividend & Yield:	$0.20 (1.41%)
As of September 30, 2012	

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville, San Rafael and Stockton.


San Luis Obispo
Kern
Santa Barbara
San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 16 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

Blythe
Canyon Crest, Riverside
Corona
Corporate Office, Riverside
Downtown, Riverside
Hemet
La Quinta
La Sierra, Riverside
Moreno Valley - Heacock St.
Moreno Valley - Iris Plaza
Orangecrest, Riverside
Rancho Mirage
Redlands
Sun City
Temecula

Provident Bank Mortgage

Wholesale Offices:

Pleasanton
Rancho Cucamonga

Retail Offices:

City of Industry
Escondido
Fairfield
Glendora
Hermosa Beach
Pleasanton
Rancho Cucamonga, Haven Avenue
Rancho Cucamonga, Commerce Center Drive
Riverside, Canyon Crest Drive
Riverside, Indiana Avenue
Riverside, Market Street
Riverside, Riverside Avenue
Roseville
San Diego
San Rafael
Stockton

Financial Performance

Highlights

- Net Income increases by 241%
- Pre-Provision, Pre-Tax Earnings demonstrates significant rise
- Net Interest Margin increases 17 basis points
- Efficiency Ratio improves to 56%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$9.1
$8.8
$9.5
$9.0
$9.5
$8.9
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Non-Interest Income



(In Millions)
25
20
15
10
5
0
$1.6
$5.7
$1.2
$7.3
$1.4
$5.9
$1.2
$10.1
$1.3
$14.7
$1.6
$20.6
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$11.8
$12.3
$12.5
$14.6
$16.0
$17.3
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$4.5
$5.0
$4.3
$5.7
$9.4
$13.8
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Pre-Tax Income – Operating Segments


(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.5
$3.2
$1.8
$2.3
$1.2
$2.0
$3.8
$0.3
$6.6
$0.8
$11.9
$1.3
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.1
$2.3
$1.9
$2.3
$4.3
$7.9
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Diluted Earnings Per Share


$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.18
$0.20
$0.16
$0.21
$0.39
$0.72
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.83%
2.79%
3.02%
2.91%
3.11%
2.96%
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Efficiency Ratio



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
72.36%
70.93%
74.17%
71.96%
62.88%
55.72%
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Return on Average Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.63%
0.71%
0.57%
0.73%
1.37%
2.52%
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Return on Average Equity



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
6.02%
6.54%
5.19%
6.54%
12.03%
21.51%
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Community Banking

Highlights

- Average Deposit Costs decrease by 23 basis points
- Core Deposits rise as a percentage of total deposits
- Borrowings decrease by 32% due to maturities
- Average Borrowing Costs decrease by 21 basis points

Loan to Investment Mix


(In Millions)
$1,000
$900
$800
$700
$600
$500
$26
$25
$24
$24
$23
$22
$882
$860
$845
$825
$797
$777
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
$494
$481
$466
$452
$439
$431
$413
$403
$402
$392
$376
$363
45%
46%
46%
46%
46%
46%
06/11
09/11
12/11
03/12
06/12
09/12
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases


(In Millions)
$25
$20
$15
$10
$5
$0
$3
$16
$19
$11
$9
$16
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/12	Interest Rate	Balance as of 09/30/11	Interest Rate
Single-family	$ 431,373	3.80%	$ 480,530	4.02%
Multi-family	266,398	5.65%	298,072	5.95%
Commercial real estate	94,172	6.69%	100,863	6.84%
Other	391	4.81%	1,528	5.69%
Commercial business	2,310	7.01%	4,267	7.38%
Consumer	378	9.37%	748	7.58%
Total loans held for investment	$ 795,022	4.77%	$ 886,008	5.01%
Deferred loan costs	1,940		2,345	
Allowance for loan losses	(20,118)		(28,704)	
Total loans held for investment,	$ 776,844		$ 859,649	

Loan Composition as of 09/30/12



Commercial business
0%
Other
0%
Consumer
0%
Commercial real estate
12%
Multi-family
34%
Single-family
54%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$207
$187
$177
$147
$127
$127
$474
$473
$458
$461
$446
$441
$472
$489
$496
$514
$515
$516
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 09/30/2012	Rate		At 09/30/2011	Rate
Checking accounts - non interest-bearing	$	54,653	- %	$	46,044	- %
Checking accounts - interest-bearing		200,790	0.14%		195,758	0.26%
Savings accounts		230,139	0.25%		211,921	0.35%
Money market accounts		29,793	0.47%		35,560	0.64%
Time deposits		441,440	1.36%		472,593	1.59%
Total deposits	$	956,815	0.73%	$	961,876	0.93%
Brokered deposits included above	$	7,058	3.41%	$	12,151	3.11%

Deposit Composition at 09/30/2012



6%
21%
24%
3%
46%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category		At 09/30/2012	Rate		At 09/30/2011	Rate
Overnight	$	-	-	$	-	-
Three months or less		-	-		10,000	3.19%
Over three to six months		20,000	3.39%		30,000	4.01%
Over six to twelve months		50,000	4.09%		30,000	3.70%
Over one to two years		15,000	2.79%		70,000	3.89%
Over two to three years		-	-		15,000	2.79%
Over three to four years		-	-		-	-
Over four to five years		-	-		-	-
Over five years		41,533	3.19%		31,586	3.71%
Total borrowings	$	126,533	3.53%	$	186,586	3.72%

Asset Quality

Highlights

- Net Charge-Offs decline by 61% (sequential quarter)
- Non-Performing Assets decline by 23%
- New REOs decline by 31%, to 11 properties for the quarter

NPA, NPA to Total Assets and ALLL to LHI Ratios



Provision for Loan Losses



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$847
$972
$1,132
$1,622
$2,051
$533
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Non-Performing Asset Composition 09/30/12



15%
0%
0%
14%
4%
67%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
06/11
09/11
12/11
03/12
06/12
09/12
ALLL
$30,482
$28,704
$26,901
$24,260
$21,483
$20,118

ALLL Allocation as of 09/30/12



1%
0%
0%
9%
16%
74%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2012				At September 30, 2011			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	14	$ 5,785	72	$26,670	9	$2,516	113	$ 42,821
Multi-family	-	-	4	1,793	-	-	2	2,534
Commercial real estate	-	-	8	5,445	-	-	4	2,835
Other	-	-	1	159	-	-	1	1,292
Commercial business loans	1	85	6	238	-	-	3	328
Consumer Loans	-	-	-	-	3	1	2	18
Total	15	$ 5,870	91	$34,305	12	$2,517	125	$ 49,828

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$130,707	30%	$234,250	54%	$62,615	15%	$3,801	1%	$439,024	100%
Multi-Family	36,504	14%	174,011	65%	52,385	20%	3,498	1%	278,057	100%
Commercial Real Estate	46,021	49%	46,322	49%	1,829	2%	-	0%	95,302	100%
Other loans	391	100%	-	0%	-	0%	-	0%	755	100%
Total	$213,623	27%	$454,583	57%	$116,829	15%	$7,299	1%	$813,138	100%

(1) Other than Inland Empire.

Geographic Location 09/30/12


1%
15%
27%
57%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL
Loan Balance (In Thousands)	$88,210	$132,601	$108,317	$61,977	$28,263	$1,149	$1,029	$2,220	$5,029	$428,795
Weighted Avg. LTV (1)	66%	69%	70%	72%	76%	58%	76%	70%	64%	69%
Weighted Avg. Age (In Years)	9.18	7.18	6.22	5.25	4.51	3.30	2.25	1.21	0.24	6.76
Weighted Avg. FICO (2)	721	730	742	732	742	746	738	734	762	733
Number of Loans	389	357	249	125	53	5	4	8	16	1,206
Geographic Breakdown (%)										
Inland Empire	31%	30%	29%	29%	29%	100%	78%	32%	18%	30%
Southern California (Other than Inland Empire)	64%	64%	52%	39%	38%	0%	22%	41%	30%	55%
Other California	5%	6%	17%	31%	33%	0%	0%	27%	52%	14%
Other States	0%	0%	2%	1%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL
Loan Balance (In Thousands)	$44,288	$39,039	$52,364	$58,668	$9,047	-	$953	$35,394	$26,645	$266,398
Weighted Avg. LTV (1)	46%	51%	53%	55%	48%	-	68%	61%	57%	53%
Weighted Avg. Debt Coverage Ratio (2)	1.54x	1.26x	1.29x	1.25x	1.39x	-	1.33x	1.47x	1.66x	1.38x
Weighted Avg. Age (In Years)	8.80	7.25	6.28	5.18	4.45	-	2.43	1.04	0.32	5.23
Weighted Avg. FICO (2)	715	711	686	696	756	-	715	733	738	719
Number of Loans	75	62	63	80	12	-	4	34	32	362
Geographic Breakdown (%)										
Inland Empire	20%	8%	12%	4%	16%	-	0%	33%	9%	14%
Southern California (Other than Inland Empire)	75%	63%	48%	83%	84%	-	33%	59%	56%	65%
Other California	4%	28%	37%	13%	0%	-	67%	8%	35%	20%
Other States	1%	1%	3%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL (3)(4)
Loan Balance (In Thousands)	$17,449	$14,491	$15,299	$18,336	$5,339	$8,902	$385	$4,511	$9,460	$94,172
Weighted Avg. LTV (1)	44%	46%	58%	53%	35%	59%	59%	40%	49%	50%
Weighted Avg. Debt Coverage Ratio (2)	1.97x	2.07x	2.62x	2.25x	1.75x	1.23x	1.26x	1.99x	1.75x	2.04x
Weighted Avg. Age (In Years)	9.76	7.20	6.13	5.24	4.48	3.20	2.35	0.99	0.34	5.58
Weighted Avg. FICO (2)	716	696	718	717	756	722	705	707	764	720
Number of Loans	36	20	16	18	9	3	2	5	14	123
Geographic Breakdown (%)										
Inland Empire	44%	64%	24%	40%	8%	100%	52%	74%	53%	49%
Southern California (Other than Inland Empire)	56%	36%	76%	50%	92%	0%	48%	26%	47%	49%
Other California	0%	0%	0%	10%	0%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $24.0 million in Retail; $22.5 million in Office; $11.5 million in Mixed Use; $8.8 million in Medical/Dental Office; $6.4 million in Light Industrial/Manufacturing; $4.3 million in Warehouse; $3.9 million in Mini-Storage; $3.4 million in Restaurant/Fast Food; $2.9 million in Research and Development; $1.8 million in Hotel and Motel; $1.7 million in Automotive - Non Gasoline; $1.5 million in Schools; and $1.5 million in Other.

(4) Consisting of $60.8 million or 64.5% in investment properties and $33.4 million or 35.5% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 51%
- Gain on Sale of Loans increases by 183%
- Loan Sale Margin increases to 219 basis points
- Locked Pipeline fueled by historically low mortgage rates

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$450
$568
$629
$583
$736
$860
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



$500,000
$400,000
$300,000
$200,000
$100,000
$0
(In Millions)
50%
40%
30%
20%
10%
0%

	06/11	09/11	12/11	03/12	06/12	09/12
Gross Locked Pipeline	$155,786	$304,394	$203,850	$268,735	$332,768	$464,549
Net Locked Pipeline (1)	$107,456	$186,953	$127,643	$181,832	$220,287	$299,625
Fall-out Ratio	31%	39%	37%	32%	34%	36%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	06/11	09/11	12/11	03/12	06/12	09/12
Refinance	32%	47%	57%	56%	50%	62%
Purchase	68%	53%	43%	44%	50%	38%

(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,735
$7,276
$5,897
$10,138
$14,706
$20,595
06/11
09/11
12/11
03/12
06/12
06/12
(Quarter Ended)

Loan Sale Margin



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.36%
1.46%
1.12%
1.29%
1.14%
1.15%
1.65%
1.72%
1.90%
1.93%
2.19%
2.26%
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision



(In Thousands)
$1,200
$1,000
$800
$600
$400
$200
$0
$402
$1,101
$672
$811
$241
$618
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Recourse Reserve



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$4,215
$5,220
$5,301
$5,911
$6,183
$6,474
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Strong Capital Ratios
- Increased cash dividend by 25%
- Repurchased 194,242 shares of common stock

Stockholders' Equity



(In Millions)
$160
$150
$140
$130
$120
$110
$100
$141
$143
$142
$142
$145
$151
06/11
09/11
12/11
03/12
06/12
09/12
(Quarter Ended)

Bank Capital Ratios



20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	06/11	09/11	12/11	03/12	06/12	09/12
Tier 1 Leverage Ratio	10.47%	10.28%	10.62%	10.68%	11.26%	11.47%
Tier 1 Risk-Based Capital Ratio	16.22%	15.57%	16.87%	17.04%	17.53%	17.46%
Total Risk-Based Capital Ratio	17.48%	16.82%	18.13%	18.31%	18.79%	18.72%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012
Price/TBV	0.60x	0.68x	0.65x	0.70x	0.73x	0.84x	0.86x	1.01x